
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

                                   ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2005

                             OXFORD INDUSTRIES, INC.


             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         GEORGIA                        001-04365               58-0831862
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)



                   222 PIEDMONT AVENUE, NE, ATLANTA, GA. 30308
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (404) 659-2424

                                 NOT APPLICABLE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AMENDMENT TO CREDIT AGREEMENT

On September 21, 2005, Oxford Industries, Inc. entered into an amendment to its
Amended and Restated Credit Agreement dated July 28, 2004, by and among it, certain of its domestic subsidiaries, SunTrust Bank, Inc., as administrative agent, and various financial institution lenders and issuing banks (see Exhibit
10(k) of the Company's Annual Report on Form 10-K for the fiscal year ended May
28, 2004). This amendment eliminates the requirement that the Company maintain availability of at least 15% of the total amount of the facility after giving effect to certain Restricted Payments (as defined therein), including dividends and debt prepayments or certain purchases of all or a substantial part of the assets, property or business of another entity.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits

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
      Exhibit 10.1 - Second Amendment, dated as of September 21, 2005, to
                     Amended and Restated Credit Agreement dated July 28, 2004, as amended, by and among Oxford Industries, Inc., certain
                     of its domestic subsidiaries, SunTrust Bank, Inc., as
                     administrative agent, and various financial institution
                     lenders and issuing banks.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             OXFORD INDUSTRIES, INC.

                                  (REGISTRANT)


September 26, 2005        By:  /s/THOMAS CALDECOT CHUBB III
                             ------------------------------
                               Thomas Caldecot Chubb III
                               Executive Vice President